Great-West Lifetime 2060 Fund
Institutional Class Ticker: MXGUX
Investor Class Ticker: MXGNX
Service Class Ticker: MXGQX
(the “Fund”)
Summary Prospectus
April 30, 2021
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at https://www.greatwestinvestments.com. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated
April 30, 2021, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this
Summary Prospectus.

Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies
(“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans
(“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website ( https:// www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://
www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2060, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[2]	0.58%	0.93%	1.03%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2060 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
Investor Class	$95	$296	$515	$1,143
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (the “GWL&A Contract”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2060 (which is assumed to be at age 65). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds”. The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2060, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
Great-West Capital Management, LLC (“GWCM”) uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	27.71%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	11.87%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	11.37%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	25.96%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	11.16%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	6.60%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.92%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.41%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https:// www.greatwestinvestments.com (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.84%
Worst Quarter	March 2020	-22.40%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West Lifetime 2060 Fund Institutional Class	14.40%	14.03%	5/1/2019
Great-West Lifetime 2060 Fund Investor Class	13.93%	13.60%	5/1/2019
Great-West Lifetime 2060 Fund Service Class	13.90%	13.59%	5/1/2019
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	15.57%
Morningstar Lifetime Moderate 2060 Index (reflects no deduction for fees, expenses or taxes)	12.89%	13.16%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2019
Maria Mendelsberg, CFA	Portfolio Manager	2019
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.